UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 21, 2006

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WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

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Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

610-594-3319

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Management to Present at UBS Global Life Sciences Conference

On September 21, 2006, West Pharmaceutical Services, Inc. (the “Company”) issued a press release announcing that Donald E. Morel, Jr., Ph.D., Chairman and Chief Executive Officer and William Federici, Chief Financial Officer, will participate in the UBS Global Life Sciences Conference on September 27, 2006 at the Grand Hyatt Hotel in New York City. A copy of the presentation, updated from the presentation filed on Form 8-K on May 10, 2006, which will be used at the UBS Global Life Sciences Conference and potentially at other industry and investor presentations delivered by members of the Company’s management from time to time, is attached as Exhibit 99.1 and incorporated by reference into this Item 7.01. A copy of the press release is attached hereto as Exhibit 99.2 and also incorporated herein by reference. Playback of the UBS Global Life Sciences presentation will be available through the Investor link of the Company's website, http://www.westpharma.com through October 28, 2006.

Company Provides Additional Details of China Expansion Plans

As part of an overall effort to increase manufacturing capacity in its European and Asia Pacific operations, the Company intends to establish a manufacturing presence in the Peoples Republic of China. Management is executing plans that will culminate in a new plastic injection-molding plant, with planned completion in 2009, and the Company has entered into a joint venture with a local medical rubber manufacturer, which is designed to lead to a new rubber components plant that would come on line in 2011, subject to the transfer of manufacturing licenses and necessary government and regulatory approval. The plastics plant initially will be dedicated to supporting a customer’s requirements for co-molded infusion bottle closures for the domestic market. Acquisition of land and arrangements for the necessary utilities and improvements to support the new plants are being finalized.

The Company currently anticipates that it will invest a total of approximately $80 million in the two China plants, which be spent over the next five years.

Additional Information

The Company makes no admission as to the materiality of any information in this report. The information contained in the slides is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company makes, by press release or otherwise, from time to time.

The information in this report (including Exhibit 99.1 and Exhibit 99.2) is being furnished pursuant to Item 7.01 Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statement and Exhibits

(d)	Exhibits

	Exhibit #	Description
	99.1	Investor presentation materials.

	99.2	West Pharmaceutical Services, Inc. Press Release dated September 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III
Vice President, General Counsel and Secretary

September 26, 2006

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